[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2002

[graphic omitted]

                              MFS(R) EUROPEAN EQUITY FUND
                              MFS(R) HIGH INCOME ADVANTAGE FUND
                              (FORMERLY KNOWN AS MFS(R) HIGH YIELD FUND)
                              MFS(R) INCOME FUND
                              MFS(R) INTERNATIONAL ADR FUND


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


MFS(R) EUROPEAN EQUITY FUND                                 MFS(R) INCOME FUND
MFS(R) HIGH INCOME ADVANTAGE FUND                MFS(R) INTERNATIONAL ADR FUND

The following tables present certain information regarding the Trustees and officers of Series Trust X, of which the funds are a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
JOHN W. BALLEN* (born 09/12/59) Trustee                  School of Business Administration, Class of 1961,
Massachusetts Financial Services Company,                Adjunct Professor in Entrepreneurship Emeritus;
President and Director                                   CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                      p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
PORTFOLIO MANAGERS                                       with a Telecommunications Device for the Deaf).
John Addeo+
Bernard Scozzafava+                                      For share prices, account balances, exchanges or
Marcus L. Smith+                                         stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CUSTODIAN                                                touch- tone telephone.
State Street Bank and Trust Company
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche, LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

MANAGEMENT REVIEW AND OUTLOOK

MFS EUROPEAN EQUITY FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, the fund's Class A shares provided a total return of -11.45% while Class I shares provided a total return of -11.30%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. This compares to a -17.92% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe Index is a capitalization-weighted index that measures the performance of stocks listed on continental Europe's various exchanges. During the same period, the average European regions fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -17.47%.

The general investment strategy during the time period was to look for companies that were somewhat defensive in nature, with solid revenue streams, free cash flow, and that possess somewhat transparent earnings. In other words, before we invest in a company, we build our own earnings model and evaluate the company based on those projections. In the wake of the Enron and WorldCom accounting scandals, this has been a particularly positive approach to stockpicking and has enabled us to avoid some of the companies most seriously affected by accounting misdeeds. An example of this strategy is our investments in the leisure sector, which happened to be a sector in which we performed well. We stayed away from the more cyclical companies, firms that are driven by economically sensitive advertising revenues, such as Vivendi, a French media conglomerate. Instead, we owned companies like the textbook publisher Reed International. Regardless of where the economy is headed, we think this type of company will continue to maintain solid earnings growth, as we believe demand for their products will not decrease.

Financial services has been another sector where we have had success. Again, however we have been very selective in the areas where we have found opportunities and those have included the bigger retail banks, such as Royal Bank of Scotland, Bank of Ireland, and Lloyds, whose focus has been on consumer lending and mortgages. We have avoided companies that have exposure to the securities industries, such as annuity providers and investment banks, as these companies have had problems of late with market conditions being the way they are. Some of these firms have come down significantly in price, however, and are a much better value, so we have begun to selectively pick up a couple of these names.

The story on the technology side has been what we have avoided owning: technology companies connected to the health of the overall economy. However, our holding in Tandberg, a Norwegian video conferencing equipment company, has aided performance significantly. This is a small company, but it has offered a very good product with stable and increasing demand.

On the negative side, our holdings in the utilities and communications sector have hurt performance. Specifically, wireless telecommunications have not worked out for the portfolio. It was expected that the revenue generated from wireless communication would stabilize, and this has yet to happen. Additionally, the concept of the cellular phone as a data source has not taken off either, as demand for internet access on cell phones has yet to materialize.

Health care was another area of disappointment. We have been overweighted in this sector, and we think that the sector has suffered from a general malaise due to pipeline concerns, but more recently due to some deteriorating company fundamentals.

Going forward, we think that international markets look quite attractive. In Europe, expected earnings growth is better than in the United States. The weakness of the U.S. dollar has helped performance for U.S. investors in the European markets, and we think valuations are still very attractive relative to those of the United States. We think that the combination of these three factors bodes well for investors in the European markets. There is still a wealth of volatility, but volatility can provide opportunities.

As long as we continue to seek out companies with strong fundamentals and solid companies with solid demand, we think the fund can benefit for the long term.

    Respectfully,
/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

MFS HIGH INCOME ADVANTAGE FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -6.68% and Class I shares -6.92%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -10.66% over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index, an unmanaged, market-value-weighted index that includes public, nonconvertible, cash-pay, and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB". During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.54%.

DIFFICULT MARKET ENVIRONMENT
During the first half of 2002, we saw strong flows into high-yield bond funds in anticipation of better corporate earnings. For a time, demand actually exceeded supply. However, the high-yield market weakened over the period. In fact, June 2002 was the worst month ever for the high-yield market. Performance was pulled down by the same concerns that drove stock prices lower during the period:

  o slow economic recovery

  o disappointing corporate earnings

  o lack of investor confidence in corporate accounting practices

The annualized default rate for high-yield bonds hovered around 10% -- near historic highs -- during the period.(1) The number of corporate bonds downgraded from investment-grade to high-yield status was unprecedented, close to $100 billion during the first half of the year, nearly double the rate for 2001. Many of the formerly high-quality "fallen angels" (corporate bonds downgraded from investment grade to high yield) were in the telecommunications sector, most notably Qwest Communications International and WorldCom. Together, those two issues represented over 6% of the high-yield market. Both firms subsequently declared bankruptcy.

------------
(1) Source: Moody's Investors Service, a nationally recognized rating service.

CONTRIBUTORS TO PERFORMANCE
We substantially cut our telecom holdings -- the worst-performing sector in 2002. Fortunately, the portfolio avoided problems in WorldCom, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Underweighting both the technology and utilities sectors, relative to our benchmark, also helped performance. Both sectors turned in dismal results related to corporate spending and growing accounting concerns.

The fund's stake in more-defensive sectors, including gaming and energy, also helped performance. Our investments were good, steady performers that added some stability in the midst of a volatile period.

We focused our buying on economically sensitive issues, especially better-quality "BB"-rated names that we felt might benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier, took the right steps to survive a period of slow economic growth. They have

  o cut costs substantially

  o trimmed inventory levels

  o worked to improve their operating models

Our investments in this area included Navistar.

DETRACTORS FROM PERFORMANCE
We maintained a sizable investment in the cable industry due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communications' improper accounting practices hurt the industry in general, as investors worried that other cable firms might be employing similar practices. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake relative to our index even before the company's problems surfaced. In addition, the portfolio's equity portion, which represented roughly 20.8% of the fund, detracted from performance due in large part to its exposure to technology stocks, which dramatically underperformed the market because of weak earnings growth.

GOING FORWARD
We expect volatility to continue. High-yield issues have tended to perform similarly to stocks and typically have been affected by the same factors. However, we remain optimistic about the prospects for high-yield bonds. In comparison to stocks, the yields available on these securities, we believe, more than compensate for the level of risk taken, and we feel high-yield bonds are a good value to us. Even though performance for this portion of the bond market may remain choppy, recent coupons may help investors wait out this turbulent period.

Historically, a stronger economy has set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

    Respectfully,

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

Note to shareholders: Prior to May 1, 2002, the MFS High Income Advantage Fund was known as the MFS High Yield Fund.

MFS INCOME FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -0.24%, and Class I shares -0.72%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -10.66% over the same period for the fund's benchmark, the Salomon Brothers High Yield Market Index. During the same period, the average high current yield fund tracked by Lipper Inc., returned -7.54%.

A CHALLENGING ENVIRONMENT
While the economy appears to have troughed in 2001, the pace of the economic recovery this year remains uncertain. Recent data suggests that the economy is not as strong as investors thought during the first quarter of this year. Corporate spending remained lackluster, holding back the economic recovery. Consumer spending, which had sustained the economy over the past year, showed signs of waning due in part to rising unemployment and falling stock prices.

Interest rates have fallen in response to the weaker economic data, which caused our Treasury, agency and mortgage holdings to contribute positively to performance. We see no signs of inflation on the horizon and therefore would not expect to see interest rates rise significantly in the near-term.

MIXED CORPORATE AND HIGH YIELD RESULTS
We selectively purchased higher-quality corporate bonds, favoring companies with very strong fundamentals, particularly those that were paying down debt and that we felt were potential candidates for credit upgrades. Our high-yield investments in the manufacturing sector, such as American Standard, helped performance, while our high-yield securities in the cable industry underperformed. June 2002 was the worst month ever for the high-yield market when the combined debt of both WorldCom and Qwest Communications are dropped into this sector.

SHIFT AWAY FROM TELECOM, TECHNOLOGY, AND UTILITIES
During the period, we substantially reduced our telecom exposure due to deteriorating industry fundamentals, especially in the wireless sector. The telecom sector has been the worst-performing sector in 2002. In addition, the portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Performance was also helped by underweightings, relative to our benchmark, in both the technology and utilities sectors. Both sectors turned in dismal results due to the decline in corporate spending and growing accounting concerns.

MORE ECONOMICALLY SENSITIVE EXPOSURE
We focused our buying on economically sensitive issues, especially better quality "BB"-rated names that we felt would benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier, took the right steps to survive a period of slow economic growth. These companies have substantially cut costs and trimmed inventory levels.

IMPROVING OUTLOOK
We expect the credit markets to remain volatile and are optimistic about the prospects for high yield bonds. However, we think that the credit environment will likely remain challenging if the recovery continues to be gradual and spotty.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

MFS INTERNATIONAL ADR FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -14.73%. This return, which assumes the reinvestment of any capital gains and dividends distributions but excludes the effects of any sales charges, compares to a -16.66% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that measure the performance of the developed-country global stock markets, excluding the United States, Canada, and South Africa. During the same period, the average international portfolio tracked by Lipper Inc., returned -16.66%.

The portfolio is constructed by our international equity analysts, whose objective is to find what they believe are the best foreign investments offered as American Depositary Receipts (ADRs). The fund's country and sector allocations are an offshoot of the portfolio construction, with stockpicking being the main driver. We are not restricted by any particular investment style, but our bias is toward companies in growth industries, with strong management, that we think are trading at attractive valuations. This philosophy led us to some interesting growth stocks, but also helped us reduce downside risk to the portfolio during a very volatile period for equities.

CONTRIBUTORS TO PERFORMANCE
The largest relative contributor to performance during the quarter was the fund's overweighted position and positive stock selection within the strongly performing consumer staples sector. Investors turned toward consumer staples stocks during the quarter due to their sales stability during an economic downturn, as the pace of the global economic recovery became questionable. Japanese company Shiseido and Dutch consumer products company Unilever were among the portfolio's stronger performing stocks in this category. Japan's leading cosmetic producer, Shiseido announced stronger than expected earnings during the quarter, driven by their restructuring efforts, which included updating their sales system and narrowing their product line. Meanwhile, Unilever, the owner of such brands as Dove, Hellman's, and Lipton, continued to grow earnings more strongly than sales by cutting costs, although, going forward, management does expect to increase sales by introducing new products.

Financial services has been another sector where we have had success. We have been very selective in the areas where we have found opportunities, and those have included retail banks, such as Royal Bank of Scotland. We favored this stock due to its attractive valuation and our belief that it could grow earnings.

In addition, specialty chemicals companies, such as Syngenta and Akzo Nobel, proved less economically sensitive to world events over the period and enjoyed high profit margins and growth.

DETRACTORS FROM PERFORMANCE
Health care holdings including Fresenius Medical in Germany and GlaxoSmithKline in Britain, detracted from performance during the quarter. Fresenius Medical, the world leader in dialysis treatment, reported disappointing results during the second quarter -- including lower than expected revenue growth and continued deterioration of their margins. Shares of pharmaceutical company GlaxoSmithkline fell dramatically during the quarter after a U.S. judge invalidated its patent on its #2 selling drug, antibiotic Augmentin. While the loss of the patent is clearly a blow to GlaxoSmithkline, we think the market over-reacted and we continued to favor the company based on its valuation and future earnings potential. We remain committed to our healthcare holdings as we think current valuations provide substantial upside for these quality growth companies.

    Respectfully,

/s/ David A. Antonelli                          /s/ Marcus L. Smith

    David A. Antonelli                              Marcus L. Smith
    Director of Global Equity Research              Portfolio Manager

The committee of MFS global research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli and Mr. Smith.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to various market indicators. Performance results include the deduction of the maximum sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

MFS(R) EUROPEAN EQUITY FUND(1)(3)(4)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the fund's commencement of investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.)

                        MFS European
                     Equity Fund - Class A         MSCI Europe Index
          "8/99"           $ 9,425                     $10,104
          "7/00"            12,549                      11,252
          "7/01"            10,457                       9,009
          "7/02"             9,259                       7,395

TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -11.45%        -1.76%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -11.45%        -0.59%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**      -16.54%        -2.54%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                 -11.30%        -0.57%
-------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             -11.30%        -0.19%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average European regions fund+                            -17.47%       - 7.48%
-------------------------------------------------------------------------------
MSCI Europe Index#                                        -17.92%       - 9.57%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) HIGH INCOME ADVANTAGE FUND(1)(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from fund's commencement of investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.)

                         MFS High Income           Salomon Brothers
                        Advantage Fund                High Yield
                          - Class A                  Market Index
          "8/99"           $ 9,525                     $10,000
          "7/00"            10,667                       9,940
          "7/01"            10,621                       9,897
          "7/02"             9,911                       8,842


TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            - 6.68%        +4.05%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        - 6.68%        +1.33%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**      -11.12%        -0.30%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                 - 6.92%        +3.99%
-------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             - 6.92%        +1.32%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average high current yield fund+                          - 7.54%        -4.35%
-------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#                 -10.66%        -4.02%
-------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.
 ** Takes into account the maximum sales charge of 4.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) INCOME FUND(1)(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the fund's commencement of investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.)

                         MFS Income                Salomon Brothers
                       Fund - Class A              High Yield Index
          "8/99"           $ 9,525                     $10,000
          "7/00"             9,984                       9,940
          "7/01"            10,231                       9,897
          "7/02"            10,206                       8,842

TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            - 0.24%        +7.15%
-------------------------------------------------------------------------------
Average Total Return Excluding Sales Charge               - 0.24%        +2.33%
-------------------------------------------------------------------------------
Average Total Return Including Sales Charge**             - 4.97%        +0.68%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            - 0.72%        +6.34%
-------------------------------------------------------------------------------
Average Total Return Excluding Sales Charge               - 0.72%        +2.08%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average high current yield fund+                          - 7.54%        -4.35%
-------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#                 -10.66%        -4.02%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2002. Index information is from August 1, 1999.
 ** Takes into account the maximum sales charge of 4.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) INTERNATIONAL ADR FUND(1)(3)(4)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.)

                     MFS International
                     ADR Fund - Class A               MSCI EAFE
          "12/00"          $ 9,425                     $10,000
          "7/01"             8,077                       8,405
          "7/02"             6,888                       7,004

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -14.73%       -26.92%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -14.73%       -17.94%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**      -19.63%       -20.95%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average international fund+                               -16.66%       -30.21%
-------------------------------------------------------------------------------
MSCI EAFE Index#                                          -16.66%       -20.14%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the period shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in lower-rated securities may provide greater returns but may have greater-than- average risk.

(3) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(4) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS EUROPEAN EQUITY FUND

Stocks - 97.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.7%
  Belgium - 2.8%
    Dexia (Banks and Credit Cos.)                                            1,125             $ 14,379
    Fortis (Banks and Credit Cos.)                                             720               12,100
                                                                                               --------
                                                                                               $ 26,479
-------------------------------------------------------------------------------------------------------
  Finland - 0.6%
    KCI Konecranes International (Machinery)                                   200             $  5,534
-------------------------------------------------------------------------------------------------------
  France - 14.0%
    April Group (Insurance)                                                    350             $  4,789
    Aventis S.A. (Medical and Health Products)                                 580               38,060
    BNP Paribas S.A. (Banks and Credit Cos.)                                   250               11,479
    Cap Gemini S.A. (Computer Services)                                         80                2,739
    Clarins S.A. (Consumer Products and Services)                               37                1,775
    Generale de Sante (Medical and Health Technology Services)                 415                5,995
    Sanofi-Synthelabo S.A. (Medical and Health Products)                       440               25,942
    Societe Television Francaise 1 (Media)*                                    176                4,301
    Total Fina Elf S.A., "B" (Oils)                                            200               28,892
    Wavecom S.A. (Telecommunications - Wireless)                               180                7,563
                                                                                               --------
                                                                                               $131,535
-------------------------------------------------------------------------------------------------------
  Germany - 7.0%
    Bayerische Motoren Werke AG (Automotive)                                   250             $  9,414
    Beru AG (Automotive)                                                       165                8,032
    Bilfinger Berger AG (Construction)                                         300                6,082
    Celanese AG (Chemicals)                                                    333                6,295
    Fresenius AG (Medical Supplies)                                             40                1,503
    Fresenius Medical Care AG (Medical Supplies)                               380                9,580
    Linde AG (Conglomerates)                                                   170                7,905
    Porsche AG (Automotive)                                                     19                8,293
    Schering AG (Medical and Health Products)                                  163                8,654
                                                                                               --------
                                                                                               $ 65,758
-------------------------------------------------------------------------------------------------------
  Ireland - 2.2%
    Bank of Ireland (Banks and Credit Cos.)                                  1,165             $ 12,962
    Irish Life & Permanent PLC (Financial Institutions)                        630                7,651
                                                                                               --------
                                                                                               $ 20,613
-------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    Autostrade S.p.A. (Construction Services)                                  700             $  5,677
-------------------------------------------------------------------------------------------------------
  Netherlands - 11.2%
    Akzo Nobel N.V. (Chemicals)                                                230             $  8,152
    Buhrmann N.V. (Business Services)*                                       1,168                8,351
    Euronext NV (Financial Institutions)                                       230                4,418
    Fugro N.V. (Engineering)                                                   184                8,821
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                     10                  261
    Jomed N.V. (Medical and Health Products)                                   250                4,679
    Koninklijke KPN N.V. (Telecommunications - Wireline)                     4,430               20,739
    Koninklijke Philips Electronics N.V. (Electronics)                         230                5,204
    OPG Groep N.V. (Medical and Health Products)                               285               11,430
    Unilever N.V. (Consumer Goods and Services)                                440               24,865
    United Services Group N.V. (Business Services)*                              5                   77
    VNU N.V. (Printiing and Publishing)*                                       374                8,465
                                                                                               --------
                                                                                               $105,462
-------------------------------------------------------------------------------------------------------
  Norway - 1.4%
    Tandberg ASA (Telecommunications - Wireline)*                            1,050             $ 13,098
-------------------------------------------------------------------------------------------------------
  Spain - 5.7%
    Compania de Distribucion Integral Logista, S.A
      (Printing and Publishing)                                                590             $ 10,603
    Endesa S.A. (Utilities - Electric)                                         500                5,563
    Iberdrola S.A. (Utilities - Electric)                                      520                6,193
    Industria de Diseno textil, S.A. (Retail)                                  790               15,475
    Telefonica, S.A. (Telecommunications - Wireline)                         1,758               15,496
                                                                                               --------
                                                                                               $ 53,330
-------------------------------------------------------------------------------------------------------
  Sweden - 2.8%
    Alfa Laval (Engineering)*                                                1,420             $ 11,196
    Capio AB (Medical and Health Technology Services)                          750                5,322
    ForeningsSparbanken AB, "A" (Banks and Credit Cos.)                        720                7,645
    Securitas AB (Consumer Goods and Services)                                 130                2,276
                                                                                               --------
                                                                                               $ 26,439
-------------------------------------------------------------------------------------------------------
  Switzerland - 6.9%
    Converium Holding AG (Insurance)                                           340             $ 17,141
    Kuoni Reisen Holdings AG (Business Services)                                17                3,749
    Syngenta AG (Chemicals)                                                    440               22,435
    Synthes-Stratec, Inc. (Medical and Health Products)                         15                8,043
    UBS AG (Banks and Credit Cos.)                                             301               13,256
                                                                                               --------
                                                                                               $ 64,624
-------------------------------------------------------------------------------------------------------
  United Kingdom - 41.5%
    3I Group PLC (Conglomerates)*                                              350             $  3,202
    Alliance & Leicester PLC (Banks and Credit Cos.)                           870               11,010
    Aviva PLC (Insurance)*                                                   2,590               17,198
    BHP Billiton PLC (Minerals)                                              2,000                9,468
    BP Amoco PLC (Oils)*                                                     6,740               52,337
    British Sky Broadcasting Group PLC (Broadcasting)                          860                8,049
    BT Group PLC (Telecommunications - Wireline)*                            3,840               12,089
    Cadbury Schweppes PLC (Food and Beverage Products)                       1,345                9,320
    Compass Group PLC (Food and Beverage Products)                             600                2,958
    Diageo PLC (Food and Beverage Products)*                                 1,535               18,611
    GKN PLC (Industrial)*                                                    1,160                4,889
    GlaxoSmithKline PLC (Medical and Health Products)                        1,277               24,800
    Hanson PLC (Building Products)                                             820                5,022
    Hays PLC (Business Services)*                                            1,600                3,212
    Intertek Testing Servicing PLC (Business Services)*                        920                5,462
    Johnson Service Group PLC (Business Services)                              970                5,047
    Johnston Press PLC (Printing and Publishing)                             1,601                9,430
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                            2,540               25,379
    Marks & Spencer PLC (Retail)*                                            1,100                5,843
    National Grid Group PLC (Utilities - Electric)                           2,260               15,598
    NEXT PLC (Retail)                                                        1,473               19,873
    Reckitt Benckiser PLC (Consumer Goods and Services)*                       680               11,581
    Reed International PLC (Printing and Publishing)                         3,385               29,088
    Rio Tinto PLC (Mining)*                                                    670               11,515
    Royal Bank of Scotland Group PLC (Banks and Credit Cos.)*                1,468               38,533
    Shire Pharmaceuticals Group PLC (Medical and Health Products)            1,500               12,538
    Signet Group PLC (Retail)                                                2,000                2,539
    St. Jame's Place Capital PLC (Insurance)                                 1,990                4,384
    Taylor Nelson Sofres PLC (Advertising and Broadcasting)                  1,010                2,485
    William Hill PLC (Gaming)*                                               2,160                7,964
                                                                                               --------
                                                                                               $389,424
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $907,973
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.7%
  Business Services - 0.7%
    Manpower, Inc.                                                             165             $  6,214
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $961,759)                                                       $914,187
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.4%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Export Development Corp., due 8/01/02, at Amortized Cost                $    4             $  4,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $965,759)                                                  $918,187

Other Assets, Less Liabilities - 2.2%                                                            20,281
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $938,468
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS HIGH INCOME ADVANTAGE FUND

Bonds - 74.3%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 68.4%
  Advertising & Broadcasting - 5.7%
    Cox Radio, Inc., 6.625s, 2006                                         $      5           $    5,069
    Emmis Communications Corp. 0s to 2006, 12.5s to 2011                        12                8,160
    Granite Broadcasting Corp., 10.375s, 2005                                   23               20,010
    LIN Holdings Corp. 0s to 2003, 10s to 2008                                  15               13,950
    Panamsat Corp., 8.5s, 2012##                                                10                9,150
    Primedia, Inc., 8.875s, 2011                                                 5                3,625
    Radio One, Inc., 8.875s, 2011                                                5                5,025
                                                                                             ----------
                                                                                             $   64,989
-------------------------------------------------------------------------------------------------------
  Aerospace - 4.1%
    Alliant Techsystems, Inc., 8.5s, 2011                                 $     10           $   10,450
    K & F Industries, Inc., 9.25s, 2007                                         25               26,000
    L-3 Communications Corp., 8.5s, 2008                                        10               10,225
                                                                                             ----------
                                                                                             $   46,675
-------------------------------------------------------------------------------------------------------
  Automotive - 4.1%
    Arvinmeritor, Inc., 8.75s, 2012                                       $      5           $    5,380
    Collins & Aikman Prods Co., 10.75s, 2011                                    10                9,875
    Dana Corp., 10.125s, 2010##                                                  5                5,000
    Hayes Lemmerz International, Inc., 11.875s, 2006**##                        10                7,500
    Navistar International Corp., 9.375s, 2006                                  10               10,100
    Trimas Corp., 9.875s, 2012##                                                 5                5,050
    Venture Holdings Trust, 9.5s, 2005                                           5                3,000
                                                                                             ----------
                                                                                             $   45,905
-------------------------------------------------------------------------------------------------------
  Building - 2.7%
    American Standard, Inc., 7.375s, 2008                                 $     10           $   10,150
    Building Materials Corp. of America, 8.625s, 2006                           10                8,200
    Formica Corp., 10.875s, 2009                                                10                2,600
    MMI Products, Inc., 11.25s, 2007                                            10                9,950
                                                                                             ----------
                                                                                             $   30,900
-------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    General Binding Corp., 9.375s, 2008                                   $     10           $    8,750
    Unisys Corp., 8.125s, 2006                                                   5                4,875
    United Stationers Supply Co., 8.375s, 2008                                  10               10,000
                                                                                             ----------
                                                                                             $   23,625
-------------------------------------------------------------------------------------------------------
  Chemicals - 7.6%
    Compass Minerals Group, Inc., 10s, 2011                               $      5           $    5,125
    Huntsman ICI Holdings, 10.125s, 2009                                        25               22,000
    Johnson Diversey, Inc., 9.625s, 2012##                                       5                5,175
    Macdermid, Inc., 9.125s, 2011                                               10               10,300
    Noveon, Inc., 11s, 2011                                                     15               15,975
    Sovereign Specialty Chemicals Inc., 11.875s, 2010                           20               17,600
    Sterling Chemicals, Inc., 12.375s, 2006**                                   10                9,425
                                                                                             ----------
                                                                                             $   85,600
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Samsonite Corp., 10.75s, 2008                                         $      5           $    4,050
-------------------------------------------------------------------------------------------------------
  Containers - 2.7%
    Huntsman Packaging Corp., 13s, 2010                                   $     20           $   20,500
    Plastipak Holdings, Inc., 10.75s, 2011                                       5                5,356
    Silgan Holdings, Inc., 9s, 2009##                                            5                5,075
                                                                                             ----------
                                                                                             $   30,931
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.4%
    L 3 Communications Corp., 7.625s, 2012##                              $      5           $    5,050
-------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    P&L Coal Holdings Corp., 8.875s, 2008                                 $     10           $   10,350
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.9%
    Belden & Blake Corp., 9.875s, 2007                                    $     15           $   12,300
    Chesapeake Energy Corp., 8.125s, 2011##                                     10                9,763
    Pioneer Natural Resources Co., 7.5s, 2012                                   10               10,444
                                                                                             ----------
                                                                                             $   32,507
-------------------------------------------------------------------------------------------------------
  Energy - Oil Services - 0.8%
    Sesi LLC, 8.875s, 2011                                                $     10           $    9,500
-------------------------------------------------------------------------------------------------------
  Energy - Refining - 0.8%
    Tesoro Petroleum Corp., 9s, 2008                                      $     10           $    7,450
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    AOL Time Warner, Inc., 6.875s, 2012                                   $      3           $    2,503
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Michael Foods, Inc., 11.75s, 2011                                     $     10           $   10,950
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.7%
    Appleton Papers, Inc., 12.5s, 2008                                    $     10           $   10,000
    Fibermark, Inc., 10.75s, 2011                                               10                9,700
                                                                                             ----------
                                                                                             $   19,700
-------------------------------------------------------------------------------------------------------
  Gaming - 6.7%
    Hollywood Park, Inc., 9.25s, 2007                                     $      5           $    4,450
    Horseshoe Gaming LLC, 8.625s, 2009                                           5                5,075
    Host Marriott LP, 9.5s, 2007                                                25               25,094
    MGM Mirage, Inc., 8.5s, 2010                                                20               20,503
    Park Place Entertainment Corp., 8.875s, 2008                                10               10,125
    Station Casinos, Inc., 9.875s, 2010                                          5                5,275
    Venetian Casino Resort LLC, 11s, 2010##                                      5                4,987
                                                                                             ----------
                                                                                             $   75,509
-------------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Blount, Inc., 7s, 2005                                                $      5           $    4,300
    Blount, Inc., 13s, 2009                                                     15                9,038
    Terex Corp., 10.375s, 2011                                                  10               10,200
                                                                                             ----------
                                                                                             $   23,538
-------------------------------------------------------------------------------------------------------
  Media - Cable - 4.7%
    Adelphia Communications Corp., 8.375s, 2008**                         $     25           $    7,625
    Charter Communications Holdings LLC, 0s to 2004, 9.92s to 2011              40               17,000
    CSC Holdings, Inc., 8.125s, 2009                                            15               12,153
    Insight Midwest, 9.75s, 2009                                                 5                4,175
    Mediacom Broadband LLC, 11s, 2013                                           10                8,050
    NTL Communications Corp. 0s to 2003, 12.375s to 2008                        35                4,550
                                                                                             ----------
                                                                                             $   53,553
-------------------------------------------------------------------------------------------------------
  Media - Satellite - 0.8%
    Echostar Broadband Corp., 10.375s, 2007                               $     10           $    9,525
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.7%
    Beverly Enterprises, Inc., 9.625s, 2009                               $      5           $    4,250
    Insight Health Services Corp., 9.875s, 2011                                  5                5,000
    Rotech Healthcare, Inc., 9.5s, 2012##                                       10                9,700
                                                                                             ----------
                                                                                             $   18,950
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    Dresser, Inc., 9.375s, 2011                                           $     10           $   10,050
    Gulfmark Offshore, Inc., 8.75s, 2008                                         5                5,000
    Mission Resources Corp., 10.875s, 2007                                      10                6,800
    New Westport Resources Corp., 8.25s, 2011                                    5                5,100
                                                                                             ----------
                                                                                             $   26,950
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 7.625s, 2006                        $      5           $    4,600
    Allied Waste North America, Inc., 10s, 2009                                 10                9,000
                                                                                             ----------
                                                                                             $   13,600
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.9%
    American Media Operations, Inc., 10.25s, 2009                         $      5           $    5,187
    Transwestern Publishing Co., 9.625s, 2007                                    5                5,063
                                                                                             ----------
                                                                                             $   10,250
-------------------------------------------------------------------------------------------------------
  Steel - 2.6%
    Commonwealth Aluminum Corp., 10.75s, 2006                             $     25           $   25,031
    Jorgensen (Earle M.) Co., 9.75s, 2012##                                      5                4,875
                                                                                             ----------
                                                                                             $   29,906
-------------------------------------------------------------------------------------------------------
  Stores - 3.1%
    Advance Stores, Inc., 10.25s, 2008                                    $      5           $    5,250
    Cole National Group, Inc., 8.875s, 2012##                                    5                4,963
    Finlay Enterprises, Inc., 9s, 2008                                           5                4,725
    Gap, Inc., 10.55s, 2008                                                     10               10,035
    PCA LLC, 11.875s, 2009##                                                    10               10,000
                                                                                             ----------
                                                                                             $   34,973
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Fleming Cos., Inc., 10.625s, 2007                                     $     10           $    9,450
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                          25                    0
                                                                                             ----------
                                                                                             $    9,450
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.7%
    Alamosa Holdings, Inc. 0s to 2005, 12.875s to 2010                    $     10           $    2,000
    Centennial Cellular Operating Co., 10.75s, 2008                             10                5,200
    Crown Castle International Corp., 10.75s, 2011                              25               16,875
    McCaw International Ltd. 0s to 2002, 13s to 2007**                          35                  350
    Nextel Communications, Inc., 9.5s, 2011                                     10                6,487
                                                                                             ----------
                                                                                             $   30,912
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.6%
    ITC Deltacom, Inc., 9.75s, 2008                                       $     25           $    5,000
    Time Warner Telecommunications LLC, 9.75s, 2008                              5                1,700
    Worldwide Fiber, Inc., 12s, 2009**                                          25                    3
                                                                                             ----------
                                                                                             $    6,703
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $  774,504
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.9%
  Canada - 2.2%
    Acetex Corp., 10.875s, 2009 (Chemicals)                               $     10           $   10,200
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)                                                              5                5,037
    GT Group Telecom, Inc. 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                                      25                   63
    Luscar Coal Limited, 9.75s, 2011 (Energy - Independent)                      5                5,417
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)             5                4,400
                                                                                             ----------
                                                                                             $   25,117
-------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Callahan Nordrhein-Westfallen, 14s, 2010 (Media - Cable)              $      8           $      240
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                         EUR      5                5,044
                                                                                             ----------
                                                                                             $    5,284
-------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Corp. Durango S A de C.V., 13.75s, 2009 (Forest &
      Paper Products)##                                                   $      6           $    5,100
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Ocean Rig Norway As, 10.25s, 2008 (Oil Services)                      $     10           $    8,900
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)                     10               10,200
                                                                                             ----------
                                                                                             $   19,100
-------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)            $      5           $    5,050
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Manitowoc Co., Inc., 10.375s, 2011 (Machinery)                      EUR      5           $    4,995
    Ono Finance PLC, 13s, 2009 (Media - Cable)                            $     15                2,325
                                                                                             ----------
                                                                                             $    7,320
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   66,971
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,081,352)                                                    $  841,475
-------------------------------------------------------------------------------------------------------

Stocks - 20.8%
-------------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 20.8%
  Business Machines - 1.2%
    Motorola, Inc.                                                           1,180           $   13,688
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.8%
    Oracle Corp.*                                                            2,060           $   20,619
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.0%
    Tyco International Ltd.                                                  1,805           $   23,104
-------------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Owens Illinois, Inc.*                                                      940           $   11,750
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                                                460           $   12,443
-------------------------------------------------------------------------------------------------------
  Oil Services - 4.5%
    BJ Services Co.*                                                           280           $    8,929
    Cooper Cameron Corp.*                                                      180                7,738
    Noble Corp.*                                                               170                5,508
    Oil States International, Inc.                                           1,500               16,485
    Transocean Sedco Forex, Inc.                                               460               11,730
                                                                                             ----------
                                                                                             $   50,390
-------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Devon Energy Corp.                                                         490           $   20,423
-------------------------------------------------------------------------------------------------------
  Stores - 1.4%
    Sears, Roebuck & Co.                                                       340           $   16,038
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.1%
    AT&T Wireless Services, Inc.*                                            4,930           $   23,122
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    Calpine Corp.*                                                           4,420           $   21,967
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.0%
    AT&T Corp.*                                                              5,300           $   21,995
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $281,130)                                                     $  235,539
-------------------------------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------------------------------
U.S. Stocks
    Pliant Corp.##                                                              20           $      200
    GT Group Telecom, Inc. (Utilities - Telephone)*                             25                    0
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $2,159)                                                     $      200
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.0%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Co., due 8/01/02                                     $     12           $   12,000
    New Center Asset Trust, due 8/01/02                                         45               45,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $   57,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,421,641)                                              $1,134,214

Other Assets, Less Liabilities - (0.1)%                                                          (1,222)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,132,992
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS INCOME FUND

Bonds - 86.6%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 84.2%
  Advertising & Broadcasting - 7.1%
    Chancellor Media Corp., 8s, 2008                                      $     25           $   24,500
    Cox Radio, Inc., 6.625s, 2006                                                5                5,070
    Emmis Communications Corp., 8.125s, 2009                                    10                9,700
    Entercom Radio LLC, 7.625s, 2014                                             5                4,950
    LIN Television Corp., 8s, 2008                                              10                9,950
    Paxson Communications Corp., 10.75s, 2008                                    5                4,456
    Primedia, Inc., 8.875s, 2011                                                10                7,250
    Radio One, Inc., 8.875s, 2011                                                5                5,025
    Young Broadcasting, Inc., 8.5s, 2008                                         5                4,975
                                                                                             ----------
                                                                                             $   75,876
-------------------------------------------------------------------------------------------------------
  Aerospace - 1.5%
    Alliant Techsystems, Inc., 8.5s, 2011                                 $      5           $    5,225
    K & F Industries, Inc., 9.25s, 2007                                         10               10,400
                                                                                             ----------
                                                                                             $   15,625
-------------------------------------------------------------------------------------------------------
  Automotive - 2.7%
    Arvinmeritor, Inc., 8.75s, 2012                                       $      5           $    5,380
    Dana Corp., 10.125s, 2010##                                                  5                5,000
    Dura Operating Corp., 8.625s, 2012                                           5                5,013
    Lear Corp., 8.11s, 2009                                                      5                5,150
    Trimas Corp., 9.875s, 2012##                                                 5                5,050
    Venture Holdings, 9.5s, 2005                                                 5                3,000
                                                                                             ----------
                                                                                             $   28,593
-------------------------------------------------------------------------------------------------------
  Basic Industry - 0.5%
    Foamex Capital Corp., 10.75s, 2009##                                  $      5           $    5,088
-------------------------------------------------------------------------------------------------------
  Building - 3.8%
    American Standard, Inc., 7.375s, 2008                                 $     15           $   15,225
    American Standard, Inc., 7.625s, 2010                                        5                5,100
    Collins & Aikman Corp. 9.75s, 2010##                                         5                5,056
    Interface, Inc., 10.375s, 2010                                               5                5,088
    MMI Products, Inc., 11.25s, 2007##                                           5                4,975
    Nortek, Inc., 9.25s, 2007                                                    5                5,050
                                                                                             ----------
                                                                                             $   40,494
-------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Iron Mountain, Inc., 8.75s, 2009                                      $     10           $    9,875
    United Stationers Supply Co., 8.375s, 2008                                  10               10,000
    Williams Scotsman, Inc., 9.875s, 2007                                        5                4,500
                                                                                             ----------
                                                                                             $   24,375
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Compass Minerals Group, Inc., 10s, 2011                               $      5           $    5,125
    Huntsman International LLC, 9.875s, 2009##                                   5                5,012
    Johnson Diversey, Inc., 9.625s, 2012##                                       5                5,175
    Lyondell Chemical Co., 9.625s, 2007                                         10                9,350
    Macdermid, Inc., 9.125s, 2011                                                5                5,150
                                                                                             ----------
                                                                                             $   29,812
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                         $      5           $    4,750
    Sealy Mattress Co., 9.875s, 2007                                             5                4,250
    Simmons Co., 10.25s, 2009                                                    5                5,175
                                                                                             ----------
                                                                                             $   14,175
-------------------------------------------------------------------------------------------------------
  Containers - 5.2%
    Ball Corp., 8.25s, 2008                                               $     25           $   25,500
    Graphic Packaging Corp., 8.625s, 2012##                                      5                4,950
    Greif Brothers Corp., 8.875s, 2012##                                         5                4,963
    Owens Brockway Glass Container, 8.875s, 2009##                              10                9,900
    Plastipak Holdings, Inc., 10.75s, 2011                                       5                5,356
    Silgan Holdings, Inc., 9s, 2009                                              5                5,075
                                                                                             ----------
                                                                                             $   55,744
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.4%
    L-3 Communications Corp., 8.5s, 2008                                  $      5           $    5,112
    MOOG, Inc., 10s, 2006                                                       10               10,100
                                                                                             ----------
                                                                                             $   15,212
-------------------------------------------------------------------------------------------------------
  Energy - 1.8%
    P&L Coal Holdings Corp., 8.875s, 2008                                 $     18           $   18,630
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.8%
    Chesapeake Energy Corp., 8.125s, 2011##                               $     10           $    9,762
    Encore Acquisition Co., 8.375s, 2012##                                       5                4,975
    Magnum Hunter Resources, Inc., 9.6s, 2012##                                  5                5,038
    New Westport Resources Corp., 8.25s, 2011                                    5                5,100
    Pioneer Natural Resources Co., 9.625s, 2010                                 10               11,231
    Vintage Petroleum, Inc., 8.25s, 2012                                         5                4,875
                                                                                             ----------
                                                                                             $   40,981
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    AOL Time Warner, Inc., 6.875s, 2012                                   $      3           $    2,503
    Regal Cinemas Corp., 9.375s, 2012##                                          5                5,100
                                                                                             ----------
                                                                                             $    7,603
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Burns Philp Capital Ltd., 9.75s, 2012##                               $      5           $    4,875
    Michael Foods, Inc., 11.75s, 2011                                            5                5,475
                                                                                             ----------
                                                                                             $   10,350
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.8%
    Buckeye Technologies, Inc., 8s, 2010                                  $      5           $    3,800
    Fibermark, Inc., 10.75s, 2011                                                5                4,850
    Riverwood International Corp., 10.625s, 2007                                10               10,375
                                                                                             ----------
                                                                                             $   19,025
-------------------------------------------------------------------------------------------------------
  Gaming - 7.2%
    Aztar Corp., 8.875s, 2007                                             $      5           $    5,012
    Boyd Gaming Corp., 9.25s, 2009                                               5                5,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                     5                5,200
    Isle Capri Casinos, Inc., 9s, 2012                                           5                4,975
    Mandalay Resort Group, 9.5s, 2008                                            5                5,350
    MGM Mirage, Inc., 8.5s, 2010                                                 5                5,126
    MGM Mirage, Inc., 8.375s, 2011                                              15               15,187
    Park Place Entertainment Corp., 8.875s, 2008                                10               10,125
    Station Casinos, Inc., 8.375s, 2008                                          5                5,125
    Station Casinos, Inc., 9.875s, 2010                                         10               10,550
    Venetian Casino Resort LLC, 11s, 2010##                                      5                4,988
                                                                                             ----------
                                                                                             $   76,888
-------------------------------------------------------------------------------------------------------
  Home Construction - 1.8%
    Beazer Homes USA, Inc., 8.375s, 2012                                  $      5           $    4,975
    D. R. Horton, Inc., 8s, 2009                                                10                9,775
    WCI Communities, Inc., 9.125s, 2012                                          5                4,725
                                                                                             ----------
                                                                                             $   19,475
-------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.5%
    Willis Corroon Corp., 9s, 2009                                        $      5           $    5,212
-------------------------------------------------------------------------------------------------------
  Lodging - 2.3%
    Corrections Corp., 9.875s, 2009##                                     $     10           $   10,100
    HMH Properties, Inc., 8.45s, 2008                                            5                4,775
    Starwood Hotels & Resorts, 7.875s, 2012##                                    5                4,725
    Vail Resorts, Inc., 8.75s, 2009                                              5                5,000
                                                                                             ----------
                                                                                             $   24,600
-------------------------------------------------------------------------------------------------------
  Machinery - 3.8%
    Agco Corp., 9.5s, 2008                                                $     10           $   10,500
    JLG Industries., Inc., 8.375s, 2012##                                        5                4,825
    Joy Global, Inc., 8.75s, 2012                                                5                4,975
    Manitowoc Co., Inc., 10.375s, 2011                                           5                4,995
    NMHG Holding Co., 10s, 2009##                                                5                5,050
    Terex Corp., 8.875s, 2008                                                    5                4,850
    Terex Corp., 10.375s, 2011                                                   5                5,100
                                                                                             ----------
                                                                                             $   40,295
-------------------------------------------------------------------------------------------------------
  Media - Cable - 2.1%
    Charter Communications Holdings, 8.25s, 2007                          $     10           $    6,150
    Insight Midwest, 9.75s, 2009                                                10                8,350
    Mediacom Broadband LLC, 11s, 2013                                           10                8,050
                                                                                             ----------
                                                                                             $   22,550
-------------------------------------------------------------------------------------------------------
  Media Satellite - 4.9%
    CSC Holdings, Inc., 8.125s, 2009                                      $     25           $   20,256
    Echostar DBS Corp., 9.375s, 2009                                            25               23,375
    Panamsat Corp., 8.5s, 2012##                                                10                9,150
                                                                                             ----------
                                                                                             $   52,781
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.9%
    Alliance Imaging, Inc., 10.375s, 2011                                 $      5           $    5,250
    Beverly Enterprises, Inc., 9.625s, 2009                                     10                8,500
    Fisher Scientific International, Inc., 8.125s, 2012                          5                4,937
    Fresenius Medical Care Capital Trust II, 7.875s, 2008                        5                4,050
    HEALTHSOUTH Corp., 8.375s, 2011                                             10                9,300
    Insight Health Services Corp., 9.875s, 2011                                  5                5,000
    Rotech Healthcare, Inc., 9.5s, 2012##                                        5                4,850
    The Healthcare Co., 8.75s, 2010                                             10               10,892
    Triad Hospital, Inc., 8.75s, 2009                                           10               10,300
                                                                                             ----------
                                                                                             $   63,079
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.4%
    Century Aluminum Co., 11.75s, 2008                                    $     10           $   10,300
    Ryerson Tull, Inc., 9.125s, 2006                                             5                5,051
                                                                                             ----------
                                                                                             $   15,351
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Dresser, Inc., 9.375s, 2011                                           $      5           $    5,025
    Gulfmark Offshore, Inc., 8.75s, 2008                                        10               10,000
    Pioneer Natural Resources Co., 7.5s, 2012                                    5                5,222
    Western Resources, Inc., 7.875s, 2007##                                      5                4,702
                                                                                             ----------
                                                                                             $   24,949
-------------------------------------------------------------------------------------------------------
  Pollution Control - 2.0%
    Allied Waste North America, Inc., 7.625s, 2006                        $     20           $   18,400
    Waste Management, Inc., 6.875s, 2009                                         3                2,907
                                                                                             ----------
                                                                                             $   21,307
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.3%
    American Media Operations, Inc., 10.25s, 2009                         $      5           $    5,187
    Hollinger International Publishing, Inc., 9.25s, 2007                        5                5,163
    Mail-Well I Corp., 9.625s, 2012##                                            5                4,000
    Transwestern Publishing Co., 9.625s, 2007                                   10               10,125
                                                                                             ----------
                                                                                             $   24,475
-------------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Kansas City Southern Railway Co., 7.5s, 2009##                        $     10           $   10,050
-------------------------------------------------------------------------------------------------------
  Refining - 0.4%
    Tesoro Petroleum Corp., 9.625s, 2012##                                $      5           $    3,750
-------------------------------------------------------------------------------------------------------
  Retail - 0.5%
    PCA LLC, 11.875s, 2009##                                              $      5           $    5,000
-------------------------------------------------------------------------------------------------------
  Steel - 2.4%
    AK Steel Corp., 7.75s, 2012##                                         $     10           $   10,050
    California Steel Industry, Inc., 8.5s, 2009                                  5                5,000
    Jorgensen (Earle M.) Co., 9.75s, 2012##                                      5                4,875
    United States Steel LLC, 10.75s, 2008##                                      5                5,200
                                                                                             ----------
                                                                                             $   25,125
-------------------------------------------------------------------------------------------------------
  Stores - 1.4%
    Cole National Group, Inc., 8.875s, 2012##                             $      5           $    4,962
    Finlay Fine Jewelry Corp., 8.375s, 2008                                      5                4,825
    Gap, Inc., 10.55s, 2008                                                      5                5,018
                                                                                             ----------
                                                                                             $   14,805
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.3%
    Fleming Cos., Inc., 10.125s, 2008                                     $      5           $    5,000
    Fleming Cos., Inc., 9.25s, 2010                                              5                4,900
    Pathmark Stores, Inc., 8.75s, 2012                                           5                4,950
    Roundy's, Inc., 8.875s, 2012                                                 5                4,950
    Southland Corp., 5s, 2003                                                    5                5,100
                                                                                             ----------
                                                                                             $   24,900
-------------------------------------------------------------------------------------------------------
  Technology - 0.9%
    Unisystem Corp., 7.875s, 2008                                         $     10           $    9,750
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.3%
    Crown Castle International Corp., 10.75s, 2011                        $      5           $    3,375
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Firstenergy Corp., 6.45s, 2011                                        $      3           $    2,443
    Nisource Finance Corp., 7.5s, 2003                                           2                1,987
                                                                                             ----------
                                                                                             $    4,430
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Amerigas Partners L P, 8.875s, 2011                                   $      5           $    5,100
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $     898,830
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 2.4%
  Canada - 1.9%
    Acetex Corp., 10.875s, 2009 (Chemicals)                               $      5           $    5,100
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)              5                5,037
    Luscar Coal Ltd., 9.75s, 2011 (Energy - Other)                               5                5,417
    Tembec Industries., Inc., 7.75s, 2012 (Forest & Paper Products)              5                4,763
                                                                                             ----------
                                                                                             $   20,317
-------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)            $      5           $    5,050
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $   25,367
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $940,929)                                                      $  924,197
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------------------------------
    General Electric Co., due 8/01/02                                     $     42           $   42,000
    Gillette Co., due 8/01/02                                                   39               39,000
    New Center Asset Trust, due 8/01/02                                         42               42,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $  123,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,063,929)                                              $1,047,197

Other Assets, Less Liabilities - 1.9%                                                            20,657
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,067,854
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS INTERNATIONAL ADR FUND

Stocks - 93.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.3%
  Australia - 4.3%
    Australia and New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)                                                              95             $  4,641
    News Corp. Ltd., ADR (Media)                                               261                5,259
    Tabcorp Holdings Ltd. (Gaming)                                             149                9,723
                                                                                               --------
                                                                                               $ 19,623
-------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Aracruz Celulose S.A. (Forest and Paper Products)                          200             $  3,750
-------------------------------------------------------------------------------------------------------
  Canada - 4.3%
    BCE, Inc. (Telecommunications)                                             240             $  3,967
    Encana Corp. (Utilities - Gas)                                             385               10,903
    Talisman Energy, Inc. (Oils)                                               120                4,883
                                                                                               --------
                                                                                               $ 19,753
-------------------------------------------------------------------------------------------------------
  France - 10.0%
    Aventis (Pharmaceuticals)                                                  250             $ 16,427
    BNP Paribas S.A. (Banks and Credit Cos.)                                   220                5,056
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                      400               11,720
    Total Fina S.A. (Oils)                                                     132                9,577
    Wavecom S.A. (Telecommunications)*                                          70                2,905
                                                                                               --------
                                                                                               $ 45,685
-------------------------------------------------------------------------------------------------------
  Germany - 4.8%
    Bayerische Motoren Werke AG (Automotive)*                                  160             $  6,040
    Celanese AG (Chemicals)*                                                   215                4,027
    Fresenius Medical Care AG (Medical Supplies)                               572                5,014
    Schering AG (Pharmaceuticals)                                              121                6,385
                                                                                               --------
                                                                                               $ 21,466
-------------------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Telekomunikasi Indonesia (Telecommunications)                           300             $  2,406
-------------------------------------------------------------------------------------------------------
  Ireland - 1.4%
    Bank of Ireland (Bank and Credit Cos.)                                     140             $  6,271
-------------------------------------------------------------------------------------------------------
  Japan - 11.4%
    Canon, Inc. (Special Products and Services)                                300             $ 10,170
    Honda Motor Co., Ltd. (Automotive)                                         568               11,928
    Nissan Motor Co., Ltd. (Automotive)                                        890               12,619
    Sega Corp. (Consumer Goods and Services)*                                1,490                8,149
    Shiseido Ltd. (Consumer Goods and Services)                                690                8,954
                                                                                               --------
                                                                                               $ 51,820
-------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Cemex S.A. (Building Materials)                                            140             $  3,395
-------------------------------------------------------------------------------------------------------
  Netherlands - 8.8%
    Akzo Nobel N.V. (Chemicals)                                                128             $  4,582
    Buhrmann N.V. (Business Services)                                          650                4,652
    Fortis (Banks and Credit Cos.)                                             370                6,225
    Royal KPN N.V. (Telecommunications)*                                     1,505                6,923
    Unilever N.V. (Consumer Products)                                          230               12,961
    VNU N.V. (Publishing)                                                      214                4,849
                                                                                               --------
                                                                                               $ 40,192
-------------------------------------------------------------------------------------------------------
  Singapore - 1.4%
    United Overseas Bank Ltd. (Banks and Credit Cos.)                          445             $  6,515
-------------------------------------------------------------------------------------------------------
  South Korea - 1.7%
    SK Telecom Ltd., ADR (Telecommunications)                                  362             $  7,754
-------------------------------------------------------------------------------------------------------
  Spain - 2.6%
    Empresa Nacional de Electricidad S.A., ADR (Utilities -
      Electric)                                                                360             $  4,014
    Telefonica de Espana S.A. (Telecommunications)                             291                7,825
                                                                                               --------
                                                                                               $ 11,839
-------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    ForeningsSparbanken AB (Banks and Credit Cos.)                             300             $  3,187
-------------------------------------------------------------------------------------------------------
  Switzerland - 6.3%
    Converium Holding AG (Chemicals)*                                          409             $ 10,327
    Syngenta AG (Chemicals)                                                  1,140               11,583
    UBS AG (Financial Services)*                                               150                6,645
                                                                                               --------
                                                                                               $ 28,555
-------------------------------------------------------------------------------------------------------
  Taiwan - 0.8%
    AU Optronics Corp. (Electronics)*                                          440             $  3,564
-------------------------------------------------------------------------------------------------------
  United Kingdom - 32.8%
    BHP Billiton PLC (Metals and Minerals)                                     490             $  4,639
    BP Amoco PLC (Oils)                                                        410               19,024
    British Sky Broadcast Group PLC (Broadcasting)*                            118                6,625
    BT Group PLC (Telecommunications)*                                         120                3,796
    Cadbury Schweppes (Food and Beverage Products)                             213                6,004
    Diageo PLC (Food and Beverage Products)                                    276               13,356
    GlaxoSmithKline PLC, ADR (Medical and Health Products)                     370               14,615
    Hanson PLC (Building Materials)                                            145                4,538
    Lloyds TSB Group PLC (Banks and Credit Cos.)                               198                8,108
    Marks & Spencer Group PLC (Retail)                                         120                3,804
    National Grid Group PLC (Utilities - Electric)                             363               12,505
    Reed International PLC (Publishing)                                        370               12,769
    Rio Tinto PLC (Mining)                                                      80                5,709
    Royal Bank of Scotland Group PLC (Banks and Credit
      Cos.)*                                                                   710               17,927
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                         256                6,528
    Tesco PLC (Food and Beverage Products)                                     927                9,504
                                                                                               --------
                                                                                               $149,451
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $443,343)                                                       $425,226
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Export Development Corp, due 8/01/02, at Amortized Cost               $     17             $ 17,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $460,343)                                                  $442,226

Other Assets, Less Liabilities - 3.0%                                                            13,826
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $456,052
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
** Non-income producing security, in default.
## SEC Rule 144A restriction.

An  abbreviation has been used throughout this report to indicate amounts shown in a currency other than the U.S. Dollar. The currency is shown below.

        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                                               MFS EUROPEAN        MFS HIGH INCOME           MFS INCOME     MFS INTERNATIONAL
JULY 31, 2002                                   EQUITY FUND         ADVANTAGE FUND                 FUND              ADR FUND
-----------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                $  965,759             $1,421,641           $1,063,929              $460,343
  Unrealized depreciation                           (47,572)              (287,427)             (16,732)              (18,117)
                                                 ----------             ----------           ----------              --------
      Total investments, at value                $  918,187             $1,134,214           $1,047,197              $442,226
  Cash                                                  699                  1,123                  505                10,530
  Foreign currency, at value (identified
    cost, $5,441, $494 and $248, $0,
    respectively)                                     5,398                    538                  262                  --
  Receivable for investments sold                    38,228                  5,195               14,419                22,763
  Interest and dividends receivable                   1,516                 22,573               25,829                 1,027
  Other assets                                           30                   --                   --                    --
                                                 ----------             ----------           ----------              --------
      Total assets                               $  964,058             $1,163,643           $1,088,212              $476,546
                                                 ----------             ----------           ----------              --------
Liabilities:
  Payable to custodian                           $     --               $     --             $     --                $     33
  Distributions payable                                --                    9,336                7,538                  --
  Payable for forward foreign currency
    exchange contracts closed or subject to
    master netting agreements                          --                      344                   167                 --
  Payable for investments purchased                  25,564                 20,971               12,653                20,446
  Payable to affiliates -
    Management fee                                       19                   --                   --                      13
    Reimbursement fee                                     7                   --                   --                       2
  Accrued expenses and other liabilities               --                     --                   --                    --
                                                 ----------             ----------           ----------              --------
      Total liabilities                          $   25,590             $   30,651           $   20,358              $ 20,494
                                                 ----------             ----------           ----------              --------
Net assets                                       $  938,468             $1,132,992           $1,067,854              $456,052
                                                 ==========             ==========           ==========              ========
Net assets consist of:
  Paid-in capital                                $1,132,379             $1,557,475           $1,287,569              $552,430
  Unrealized depreciation on investments
    and translation of assets and
    liabilities in foreign currencies               (47,517)              (287,727)             (16,882)              (18,116)
  Accumulated net realized loss on
    investments and foreign currency
    transactions                                   (153,568)              (130,510)            (202,176)              (80,595)
  Accumulated undistributed (distributions
    in excess of) net investment income               7,174                 (6,246)                (657)                2,333
                                                 ----------             ----------           ----------              --------
      Total                                      $  938,468             $1,132,992           $1,067,854              $456,052
                                                 ==========             ==========           ==========              ========
Shares of beneficial interest outstanding:
  Class A                                            71,403                160,936              131,159                62,767
  Class I                                            53,804                     20                   20                  --
                                                 ----------             ----------           ----------              --------
      Total shares of beneficial interest
        outstanding                                 125,207                160,956              131,179                62,767
                                                 ==========             ==========           ==========              ========
Net assets:
  Class A                                        $  533,813             $1,132,851           $1,067,694              $456,052
  Class I                                           404,655                 141.15               159.87                  --
                                                 ----------             ----------           ----------              --------
      Total net assets                           $  938,468             $1,132,992           $1,067,854              $456,052
                                                 ==========             ==========           ==========              ========
Class A shares:
  Net asset value per share
    (net assets of / shares of beneficial
      interest outstanding)                         $7.48                  $7.04                $8.14                  $7.27
                                                    =====                  =====                =====                  =====
    Offering price per share (100 / 94.25,
      95.25, 95.25 and 94.25, net asset
      value per share, respectively)                $7.94                  $7.39                $8.55                  $7.71
                                                    =====                  =====                =====                  =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial
      interest outstanding)                         $7.52                  $7.06                $7.99                    --
                                                    =====                  =====                =====                  =====

On  sales of $50,000, $100,000, $100,000, and $50,000, respectively, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
-----------------------------------------------------------------------------------------------------------------------------
                                               MFS EUROPEAN       MFS HIGH INCOME           MFS INCOME      MFS INTERNATIONAL
YEAR ENDED JULY 31, 2002                        EQUITY FUND        ADVANTAGE FUND                 FUND               ADR FUND
-----------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                     $      781             $  104,993           $   92,844              $    281
    Dividends                                        14,994                  2,928                 --                   7,151
    Foreign taxes withheld                           (1,466)                  --                   --                    (701)
                                                 ----------             ----------           ----------              --------
      Total investment income                    $   14,309             $  107,921           $   92,844              $  6,731
                                                 ----------             ----------           ----------              --------
  Expenses -
    Management fee                               $    5,645             $    7,371           $    6,533              $  3,505
    Shareholder servicing agent fee                     753                  1,229                1,089                   350
    Distribution and service fee (Class A)             --                     --                   --                   1,226
    Administrative fee                                   88                    130                  113                    43
    Custodian fee                                     9,800                  2,340                1,982                 2,131
    Printing                                         15,333                  8,962                3,266                 3,917
    Postage                                               9                     14                 --                    --
    Auditing fees                                    22,046                 12,550               19,700                15,000
    Legal fees                                        9,823                 13,285               12,877                12,210
    Registration fees                                 4,078                   --                  2,078                 4,078
    Miscellaneous                                     2,395                  5,601                3,195                 1,598
                                                 ----------             ----------           ----------              --------
      Total expenses                             $   69,970             $   51,482           $   50,833              $ 44,058
    Fees paid indirectly                                (86)                   (50)                (408)                 (133)
    Reduction of expenses by investment
      adviser                                       (62,357)               (51,432)             (50,425)              (39,545)
                                                 ----------             ----------           ----------              --------
      Net expenses                               $    7,527             $     --             $     --                $  4,380
                                                 ----------             ----------           ----------              --------
        Net investment income                    $    6,782             $  107,921           $   92,844              $  2,351
                                                 ----------             ----------           ----------              --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                      $  (77,504)            $  (98,472)          $ (120,673)             $(62,698)
    Foreign currency transactions                       522                 (1,042)                (543)                   (1)
                                                 ----------             ----------           ----------              --------
      Net realized loss on investments and
        foreign currency transactions            $  (76,982)            $  (99,514)          $ (121,216)             $(62,699)
                                                 ----------             ----------           ----------              --------
  Change in unrealized appreciation (depreciation) -
    Investments                                  $  (34,639)            $  (91,727)          $   26,665              $  8,011
    Translation of assets and liabilities in
      foreign currencies                                 25                    (49)                 (25)                    1
                                                 ----------             ----------           ----------              --------
      Net unrealized gain (loss) on
        investments and foreign currency
        translation                              $  (34,614)            $  (91,776)          $   26,640              $  8,012
                                                 ----------             ----------           ----------              --------
        Net realized and unrealized loss on
          investments and foreign currency       $ (111,596)            $ (191,290)          $  (94,576)             $(54,687)
                                                 ----------             ----------           ----------              --------
          Decrease in net assets from
            operations                           $ (104,814)            $  (83,369)          $   (1,732)             $(52,336)
                                                 ==========             ==========           ==========              ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                   MFS EUROPEAN EQUITY FUND                MFS HIGH INCOME ADVANTAGE FUND
                                                 ------------------------------          ------------------------------------
                                                    YEAR ENDED JULY 31,                         YEAR ENDED JULY 31,
                                                 ------------------------------          ------------------------------------
                                                      2002                 2001                  2002                   2001
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $    6,782             $    3,612           $  107,921            $  108,792
  Net realized gain (loss) on investments
    and foreign currency transactions               (76,982)               (75,544)             (99,514)               39,293
  Net unrealized loss on investments and
    foreign currency translation                    (34,614)               (41,282)             (91,776)             (169,776)
                                                 ----------             ----------           ----------            ----------
      Decrease in net assets from
        operations                               $ (104,814)            $ (113,214)          $  (83,369)           $  (21,691)
                                                 ----------             ----------           ----------            ----------
Distributions declared to shareholders -
  From net investment income (Class A)           $   (2,842)            $   (4,126)          $ (107,907)           $ (108,776)
  From net investment income (Class I)                 (294)                    (1)                 (14)                  (16)
  From net realized gain on investments and
    foreign currency transactions (Class A)            --                 (135,571)             (14,675)              (70,920)
  From net realized gain on investments and
    foreign currency transactions (Class I)            --                      (53)                  (2)                  (12)
  In excess of net investment income (Class A)         --                     --                 (5,322)               (4,849)
  In excess of net investment income (Class I)         --                     --                     (1)                   (1)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                             --                   (1,074)             (25,705)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class I)                             --                       (0)+                 (3)                 --
                                                 ----------             ----------           ----------            ----------
      Total distributions declared to
        shareholders                             $   (3,136)            $ (140,825)          $ (153,629)           $ (184,574)
                                                 ----------             ----------           ----------            ----------
Net increase in net assets from fund share
  transactions                                   $  456,351             $  166,716           $   87,380            $   19,920
                                                 ----------             ----------           ----------            ----------
      Total increase (decrease) in net
        assets                                   $  348,401             $  (87,323)          $ (149,618)           $ (186,345)
Net assets:
  At beginning of period                            590,067                677,390            1,282,610             1,468,955
                                                 ----------             ----------           ----------            ----------
  At end of period                               $  938,468             $  590,067           $1,132,992            $1,282,610
                                                 ----------             ----------           ----------            ----------
  Accumulated undistributed (distributions
    in excess of) net investment income
    included in net assets at end of period      $    7,174             $    3,006           $   (6,246)           $   (5,579)
                                                 ==========             ==========           ==========            ==========
+ Amount was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                         MFS INCOME FUND                     MFS INTERNATIONAL ADR FUND
                                                   --------------------------------     -------------------------------------
                                                       YEAR ENDED JULY 31,
                                                   --------------------------------          YEAR ENDED          PERIOD ENDED
                                                        2002                   2001       JULY 31, 2002        JULY 31, 2001*
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $   92,844             $  102,687           $    2,351              $  1,216
  Net realized loss on investments and
    foreign currency transactions                  (121,216)               (70,482)             (62,699)              (17,899)
  Net unrealized gain (loss) on investments
    and foreign currency translation                 26,640                 (6,132)               8,012               (26,128)
                                                 ----------             ----------           ----------              --------
      Increase (decrease) in net assets from
        operations                               $   (1,732)            $   26,073           $  (52,336)             $(42,811)
                                                 ----------             ----------           ----------              --------
Distributions declared to shareholders -
  From net investment income (Class A)           $  (91,904)            $ (102,984)          $   (1,231)             $   --
  From net investment income (Class I)                  (15)                   (18)                --                    --
  In excess of net realized gain on
    investments (Class A)                              --                   (2,340)                --                    --
  In excess of net realized gain on
    investments (Class I)                              --                       (0)+               --                    --
                                                 ----------             ----------           ----------              --------
      Total distributions declared to
        shareholders                             $  (91,919)            $ (105,342)          $   (1,231)             $   --
                                                 ----------             ----------           ----------              --------
Net increase in net assets from fund share
  transactions                                   $   58,723             $  133,818           $  252,230              $300,200
                                                 ----------             ----------           ----------              --------
      Total increase (decrease) in net assets    $  (34,928)            $   54,549           $  198,663              $257,389
Net assets:
  At beginning of period                          1,102,782              1,048,233              257,389                  --
                                                 ----------             ----------           ----------              --------
  At end of period                               $1,067,854             $1,102,782           $  456,052              $257,389
                                                 ----------             ----------           ----------              --------
  Accumulated undistributed (distributions in
    excess of) net investment income included
    in net assets at end of period               $     (657)            $   (2,128)          $    2,333              $  1,215
                                                 ==========             ==========           ==========              ========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
+ Amount was less than $1.00

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                    MFS EUROPEAN EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                      YEAR  ENDED JULY 31,                            YEAR ENDED JULY 31,
                                     -----------------------      PERIOD ENDED       ----------------------    PERIOD ENDED
                                         2002           2001    JULY 31, 2000*           2002          2001 JULY 31, 2000**
---------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                         CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $  8.49        $ 13.21            $10.00        $  8.52       $ 13.22          $ 9.93
                                      -------        -------            ------        -------       -------          ------
Income from investment operations# -
  Net investment income(S)            $  0.06        $  0.06            $ 0.10        $  0.12       $  0.08          $ 0.07
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                    (1.03)         (2.04)             3.20          (1.08)        (2.04)           3.31
                                      -------        -------            ------        -------       -------          ------
      Total from investment
        operations                    $ (0.97)       $ (1.98)           $ 3.30        $ (0.96)      $ (1.96)         $ 3.38
                                      -------        -------            ------        -------       -------          ------
Less distributions declared to
  shareholders -
  From net investment income          $ (0.04)       $ (0.08)           $(0.01)       $ (0.04)      $ (0.08)         $ (0.01)
  From net realized gain on
    investments and foreign
    currency transactions               --             (2.64)            (0.08)         --            (2.64)          (0.08)
  In excess of net realized gain on
    investments and foreign
    currency transactions               --             (0.02)            --             --            (0.02)          --
                                      -------        -------            ------        -------       -------          ------
      Total distributions declared
        to shareholders               $ (0.04)       $ (2.74)           $(0.09)       $ (0.04)      $ (2.74)         $(0.09)
                                      -------        -------            ------        -------       -------          ------
Net asset value - end of period       $  7.48        $  8.49            $13.21        $  7.52       $  8.52          $13.22
                                      =======        =======            ======        =======       =======          ======
Total return(+)                        (11.45)%       (16.67)%           33.15%++      (11.30)%      (16.46)%         34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             1.01%          1.06%             1.00%+         1.01%         1.06%           1.00%+
  Net investment income                  0.70%          0.59%             0.82%+         1.53%         0.79%           0.58%+
Portfolio turnover                        133%           104%              143%           133%          104%            143%
Net assets at end of period (000
  Omitted)                               $534           $590              $677           $405            $0+++           $0+++

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss           $ (0.62)       $ (0.77)           $(0.68)       $ (0.53)      $ (0.77)         $(0.76)
        Ratios (to average net assets):
          Expenses##                     9.30%          9.30%             7.51%+         9.30%         9.30%           7.51%+
          Net investment loss           (7.59)%        (7.65)%           (5.69)%+       (6.76)%       (7.45)%         (5.93)%+
  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                MFS HIGH INCOME ADVANTAGE FUND
---------------------------------------------------------------------------------------------------------------------------
                                      YEAR  ENDED JULY 31,                            YEAR ENDED JULY 31,
                                    -------------------------      PERIOD ENDED      ----------------------    PERIOD ENDED
                                        2002             2001    JULY 31, 2000*         2002           2001 JULY 31, 2000**
---------------------------------------------------------------------------------------------------------------------------
                                     CLASS A                                         CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                             $  8.55           $10.13            $10.00      $  8.59         $10.15          $10.00
                                     -------           ------            ------      -------         ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)           $  0.69           $ 0.79            $ 0.81      $  0.67         $ 0.79          $ 0.81
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                   (1.21)           (0.91)             0.34        (1.21)         (0.89)           0.36
                                     -------           ------            ------      -------         ------          ------
      Total from investment
        operations                   $ (0.52)          $(0.12)           $ 1.15      $ (0.54)        $(0.10)         $ 1.17
                                     -------           ------            ------      -------         ------          ------
Less distributions declared to
  shareholders -
  From net investment income         $ (0.69)          $(0.79)           $(0.81)     $ (0.67)        $(0.79)         $(0.81)
  From net realized gain on
    investments and foreign
    currency transactions              (0.09)           (0.62)            (0.21)       (0.09)         (0.62)          (0.21)
  In excess of net investment
    income                             (0.04)           (0.05)            (0.00)+++    (0.04)         (0.05)          (0.00)+++
  In excess of net realized gain
    on investments and foreign
    currency transactions              (0.17)           --                --           (0.19)         --              --
                                     -------           ------            ------      -------         ------          ------
      Total distributions declared
        to shareholders              $ (0.99)          $(1.46)           $(1.02)     $ (0.99)        $(1.46)         $(1.02)
                                     -------           ------            ------      -------         ------          ------
Net asset value - end of period      $  7.04           $ 8.55            $10.13      $  7.06         $ 8.59          $10.15
                                     =======           ======            ======      =======         ======          ======
Total return(+)                        (6.68)%          (0.43)%           11.99%++     (6.92)%        (0.21)%         11.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                               0%###         0.02%             0.03%+          0%###       0.02%           0.03%+
  Net investment income(S)(S)           8.79%            8.67%             7.91%+       8.79%          8.67%           7.91%+
Portfolio turnover                       101%              94%               83%         101%            94%             83%
Net assets at end of period (000
  Omitted)                            $1,133           $1,282            $1,469           $0++++         $0++++          $0++++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)  $  0.36          $  0.52           $  0.47      $  0.34        $  0.52         $  0.47
        Ratios (to average net assets):
          Expenses##                    4.19%            3.05%             3.32%+       4.19%          3.05%           3.32%+
          Net investment income(S)(S)   4.60%            5.64%             4.62%+       4.60%          5.64%           4.62%+
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       July 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
    ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
  ++++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   ### Ratio amount was less than 0.01%.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                        MFS INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
                                      YEAR  ENDED JULY 31,                            YEAR ENDED JULY 31,
                                     -----------------------      PERIOD ENDED       ----------------------    PERIOD ENDED
                                         2002           2001    JULY 31, 2000*           2002          2001  JULY 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                         CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $  8.88        $  9.55            $10.00        $  8.77       $  9.52          $10.00
                                      -------        -------            ------        -------       -------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $  0.73        $  0.87            $ 0.89        $  0.70       $  0.79          $ 0.87
  Net realized and unrealized loss
    on investments and foreign
    currency                            (0.75)         (0.64)            (0.43)         (0.76)        (0.64)          (0.45)
                                      -------        -------            ------        -------       -------          ------
      Total from investment
        operations                    $  (0.02)       $  0.23           $  0.46       $  (0.06)     $  0.15          $ 0.42
                                      -------        -------            ------        -------       -------          ------
Less distributions declared to
  shareholders -
  From net investment income          $ (0.72)       $ (0.88)           $(0.89)       $ (0.72)      $ (0.88)         $(0.88)
  In excess of net investment
    income                              --             (0.02)            --             --            (0.02)          --
  In excess of net realized gain on
    investments and foreign
    currency transactions               --             --                (0.02)         --            --              (0.02)
                                      -------        -------            ------        -------       -------          ------
      Total distributions declared
        to shareholders               $ (0.72)       $ (0.90)           $(0.91)       $ (0.72)      $ (0.90)         $(0.90)
                                      -------        -------            ------        -------       -------          ------
Net asset value - end of period       $  8.14        $  8.88            $ 9.55        $  7.99       $  8.77          $ 9.52
                                      =======        =======            ======        =======       =======          ======
Total return(+)                         (0.24)%         2.47%             4.81%++       (0.72)%        1.70%           5.31%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.04%          0.03%             0.03%+         0.04%         0.03%           0.03%+
  Net investment income(S)(S)            8.53%          9.46%             9.17%+         8.33%         8.68%           8.96%+
Portfolio turnover                         93%            60%               83%            93%           60%             83%
Net assets at end of period (000
  Omitted)                             $1,068         $1,103            $1,048             $0+++         $0+++           $0+++

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)    $ 0.34         $ 0.47            $ 0.55        $  0.31       $  0.40          $ 0.53
        Ratios (to average net assets):
          Expenses##                     4.67%          4.35%             3.55%+         4.67%         4.35%           3.55%+
          Net investment income(S)(S)    3.90%          5.14%             5.65%+         3.70%         4.36%           5.44%+
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       July 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for periods prior to August 1, 2002 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                           MFS INTERNATIONAL ADR FUND
-----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED               PERIOD ENDED
                                                                   JULY 31, 2002             JULY 31, 2001*
-----------------------------------------------------------------------------------------------------------
                                                                         CLASS A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                    $  8.57                     $10.00
                                                                         -------                     ------
Income from investment operations# -
  Net investment income(S)                                               $  0.05                     $ 0.04
  Net realized and unrealized loss on investments                          (1.31)                     (1.47)
                                                                         -------                     ------
      Total from investment operations                                   $ (1.26)                    $(1.43)
                                                                         -------                     ------
Less distributions declared to shareholders from net investment
  income                                                                 $ (0.04)                    $ --
                                                                         -------                     ------
Net asset value - end of period                                          $  7.27                     $ 8.57
                                                                         =======                     ======
Total return(+)                                                           (14.73)%                   (14.30)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.29%                      1.29%+
  Net investment income                                                     0.67%                      0.76%+
Portfolio turnover                                                           141%                        55%
Net assets at end of period (000 Omitted)                                   $456                       $257

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
        Net investment loss                                              $ (0.82)                    $(0.83)
        Ratios (to average net assets):
          Expenses##                                                       12.57%                     17.47%+
          Net investment loss                                             (10.61)%                   (15.42)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through
    July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS European Equity Fund, MFS High Income Advantage Fund, MFS Income Fund, and MFS International ADR Fund ("the funds" are each a diversified series of MFS Series Trust X (the "trust")). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The MFS High Income Advantage Fund and MFS Income Fund each can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The funds may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the funds may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The funds may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the funds may enter into contracts with the intent of changing the relative exposure of the funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. During the period, each fund's custodian fees were reduced under this arrangement. The MFS European Equity Fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                     MFS             MFS             MFS             MFS
                   EUROPEAN      HIGH INCOME        INCOME      INTERNATIONAL
                 EQUITY FUND    ADVANTAGE FUND       FUND          ADR FUND
------------------------------------------------------------------------------
Balance credits     $   81           $50             $408            $133
Directed brokerage
  credits                5            --              --              --
                    ------           ---             ----            ----
                    $   86           $50             $408            $133
                    ======           ===             ====            ====

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2002 and July 31, 2001 were as follows:

                                        EUROPEAN EQUITY FUND            HIGH INCOME ADVANTAGE FUND
                                     --------------------------         --------------------------
                                        JULY 31,       JULY 31,          JULY 31,        JULY 31,
                                          2002           2001             2002             2001
--------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                       $ 3,136         $140,825         $123,736         $180,656
  Long-term capital gain                   --               --             29,893            3,918
                                        -------         --------         --------         --------
    Total Distributions declared        $ 3,136         $140,825         $153,629         $184,574
                                        =======         ========         ========         ========

                                             INCOME FUND                  INTERNATIONAL ADR FUND
                                     --------------------------         --------------------------
                                        JULY 31,       JULY 31,          JULY 31,        JULY 31,
                                          2002           2001             2002             2001
--------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                       $91,920         $105,342         $  1,231         $   --
  Long-term capital gain                   --               --               --               --
                                        -------         --------         --------         --------
    Total Distributions declared        $91,920         $105,342         $  1,231         $   --
                                        =======         ========         ========         ========

During the year ended July 31, 2002, the following amounts were reclassified due to permanent differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains:

                                                       HIGH INCOME
                                     EUROPEAN           ADVANTAGE           INCOME             INTERNATIONAL
                                    EQUITY FUND            FUND              FUND                ADR FUND
------------------------------------------------------------------------------------------------------------
Increase (decrease):
Accumulated undistributed net
  realized loss on investments and
  foreign currency transactions         $(522)             $4,656            $(546)                   $ 2
Accumulated undistributed
  (distributions in excess of) net
  investment income (loss)                522              (4,656)             546                     (2)

These changes had no effect on the net assets or net asset value per share of the funds.

As of July 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                     EUROPEAN          HIGH INCOME          INCOME             INTERNATIONAL
                                    EQUITY FUND       ADVANTAGE FUND         FUND                ADR FUND
------------------------------------------------------------------------------------------------------------
Undistributed ordinary income         $7,264              $9,171            $6,718                $2,436
Capital loss carryforward            (99,163)            (32,601)          (121,124)             (41,323)
Unrealized loss                      (59,002)           (291,832)          (17,295)              (21,352)
Other temporary differences          (43,010)           (109,221)          (88,016)              (36,140)

At July 31, 2002, the funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                 EUROPEAN          HIGH INCOME          INCOME             INTERNATIONAL
EXPIRATION DATE                 EQUITY FUND       ADVANTAGE FUND         FUND                ADR FUND
--------------------------------------------------------------------------------------------------------
July 31, 2009                     $(7,123)           $  --               $(15,227)           $(17,260)
July 31, 2010                     (92,040)           (32,601)            (105,897)            (24,063)
                                 --------           --------             ---------           --------
Total                            $(99,163)          $(32,601)            $(121,124)          $(41,323)

Multiple Classes of Shares of Beneficial Interest - The funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the funds based on daily net assets of each class for MFS European Equity Fund and MFS International ADR Fund and based on the value of settled shares outstanding of each class for MFS High Income Advantage Fund and MFS Income Fund, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser -- The funds have an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. For MFS High Income Advantage Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. For MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For MFS International ADR Fund the management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

MFS European Equity Fund and MFS International ADR Fund each have a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. The funds in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. The reimbursement plan for MFS European Equity Fund expired on August 1, 2002. MFS voluntarily plans to extend the plan through November 30, 2002. At July 31, 2002, aggregate unreimbursed expenses amounted to $63,825 for the MFS International ADR Fund.

The investment adviser has voluntarily agreed to pay the operating expenses exclusive of management fees on MFS High Income Advantage Fund and MFS Income Fund such that each funds' aggregate expenses do no exceed 0.00% of their average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services to the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the year ended July 31, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the MFS European Equity Fund, MFS High Income Advantage Fund and MFS Income Fund, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such date as the Trustees of the Trust may determine. The distribution fee for the MFS International ADR Fund is currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A chares of the funds during the year ended July 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

            EUROPEAN         HIGH INCOME         INCOME          INTERNATIONAL
           EQUITY FUND     ADVANTAGE FUND         FUND             ADR FUND
------------------------------------------------------------------------------
Purchases    $1,439,810         $1,216,430         $949,388        $728,128
             ----------         ----------         --------        --------
Sales        $  960,719         $1,174,109         $877,550        $487,196
             ----------         ----------         --------        --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                     EUROPEAN         HIGH INCOME         INCOME          INTERNATIONAL
                                    EQUITY FUND     ADVANTAGE FUND         FUND             ADR FUND
---------------------------------------------------------------------------------------------------------
Aggregate cost                          $977,244         $1,425,746       $1,064,508          $463,579
                                        --------         ----------       ----------          --------
Gross unrealized depreciation            (85,676)          (332,523)         (33,311)          (34,869)
Gross unrealized appreciation           $ 26,619         $   40,991        $  16,000          $ 13,516
                                        --------         ----------       ----------          --------
  Net unrealized depreciation           $(59,057)         $(291,532)      $  (17,311)         $(21,353)
                                        --------         ----------       ----------          --------

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                              EUROPEAN EQUITY FUND         HIGH INCOME ADVANTAGE FUND
                                           ----------------------------  ------------------------------
YEAR ENDED JULY 31, 2002                        SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                     1,729         $ 14,150         22,063        $ 175,952
Shares issued to shareholders in
  reinvestment of distributions                   349            2,840         18,250          144,121
Shares reacquired                                (183)          (1,478)       (29,412)        (232,693)
                                             --------         --------       --------        ---------
    Net increase                                1,895         $ 15,512         10,901        $  87,380
                                             ========         ========       ========        =========

                                                  INCOME FUND                INTERNATIONAL ADR FUND
                                         ------------------------------  ------------------------------
YEAR ENDED JULY 31, 2002                        SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                   --              $  --            32,591        $ 251,000
Shares issued to shareholders in
  reinvestment of distributions                 9,861           84,149            156            1,230
Shares reacquired                              (2,932)         (25,426)       --              --
                                             --------         --------       --------        ---------
    Net increase                                6,929         $ 58,723         32,747        $ 252,230
                                             ========         ========       ========        =========

                                              EUROPEAN EQUITY FUND         HIGH INCOME ADVANTAGE FUND
                                         ------------------------------  ------------------------------
YEAR ENDED JULY 31, 2001                        SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                     3,030         $  26,073         16,860       $ 155,400
Shares issued to shareholders in
  reinvestment of distributions                15,223          140,662         21,253          184,520
Shares reacquired                                  (2)             (19)       (33,024)        (320,000)
                                             --------         --------       --------        ---------
    Net increase                               18,251         $166,716          5,089        $  19,920
                                             ========         ========       ========        =========

                                                    INCOME FUND               INTERNATIONAL ADR FUND*
                                           ------------------------------  ------------------------------
YEAR ENDED JULY 31, 2001                          SHARES           AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                     2,984      $    28,500         30,020        $ 300,200
Shares issued to shareholders in
  reinvestment of distributions                11,473          105,318        --              --
                                             --------         --------       --------        ---------
    Net increase                               14,457      $   133,818         30,020        $ 300,200
                                             ========         ========       ========        =========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

Class I shares
                                                    EUROPEAN
                                                   EQUITY FUND
                                            -------------------------
YEAR ENDED JULY 31, 2002                      SHARES          AMOUNT
----------------------------------------------------------------------
Shares sold                                    59,458         $483,411
Shares issued to shareholders in
  reinvestment of distributions                    36              293
Shares reacquired                              (5,710)         (42,865)
                                             --------         --------
    Net increase                               53,784         $440,839
                                             ========         ========

For the year ended July 31, 2002 there was no Class I activity for the MFS High Income Advantage Fund, MFS Income Fund and the MFS International ADR Fund.

For the year ended July 31, 2001, there was no Class I activity for the funds.

(6) Line of Credit
The funds and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the MFS European Equity Fund, MFS High Income Advantage Fund, MFS Income Fund and MFS International ADR Fund for the year ended July 31, 2002, were $7, $12, $1 and $3, respectively. The funds had no borrowings during the period.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

For the MFS European Equity Fund and the MFS International ADR Fund there were no outstanding financial instruments with off-balance-sheet risk at the end of the year.

At July 31, 2002, forward foreign currency purchases and sales under master netting agreements for MFS High Income Advantage Fund and MFS Income Fund amounted to a net payable of $344 and $167, respectively with DB Clearing Services.

See page 27 for an explanation of abbreviations used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar.

At July 31, 2002, the funds had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the fund did not amortize premium on debt securities. Based on securities held by the fund on August 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in the following:

                                      EUROPEAN        HIGH INCOME         INCOME          INTERNATIONAL
                                     EQUITY FUND    ADVANTAGE FUND         FUND             ADR FUND
-------------------------------------------------------------------------------------------------------
Reduction in cost of securities          --                   $(632)           $(289)          --
Increase (decrease) in net
  unrealized appreciation
  (depreciation)                         --                     632              289           --
                                    ------------          ---------          -------         -------

The effect of this change for the year ended July 31, 2002 was the following:

                                      EUROPEAN        HIGH INCOME         INCOME          INTERNATIONAL
                                     EQUITY FUND    ADVANTAGE FUND         FUND             ADR FUND
--------------------------------------------------------------------------------------------------------
Decrease net investment income           --                   $(356)           $(249)          --
Increase (decrease) net unrealized
  appreciation (depreciation)            --                     262             (177)          --
Increase net realized gains
  (losses)                               --                      94               72           --

This report is prepared for the general information of shareholders. It is authorized for distribution only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of MFS Series Trust X and the Shareholders of MFS European Equity Fund, MFS High Income Advantage Fund, MFS Income Fund and MFS International ADR Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS European Equity Fund, MFS High Income Advantage Fund, MFS Income Fund and MFS International ADR Fund (four of the series comprising MFS Series Trust X) (the "Trust") as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of MFS European Equity Fund, MFS High Income Advantage Fund, MFS Income Fund and MFS International ADR Fund as of July 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 5, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

For the year ended July 31, 2002, the amount of distributions from income eligible for the 70% dividends received deductions for corporations were as follows:
                                                        DIVIDENDS RECEIVED
                                                            DEDUCTIONS
                                                           ------------
MFS European Equity Fund                                       0.95%
MFS High Income Advantage Fund                                 1.19%
MFS International ADR Fund                                    13.74%

For the year ended July 31, 2002, income from foreign sources and the foreign tax credit were as follows:
                                     INCOME FROM              FOREIGN
                                   FOREIGN SOURCES          TAX CREDIT
                                ----------------------------------------------
MFS European Equity Fund               $14,985                $1,382
MFS International ADR Fund             $ 7,152                $  611
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MFS(R) EUROPEAN EQUITY FUND
MFS(R) HIGH INCOME ADVANTAGE FUND
MFS(R) INCOME FUND
MFS(R) INTERNATIONAL ADR FUND

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INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
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